                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 1998

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                    000-22751               04-3363415
          (State or other        (Commission File Number)    (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

          312 Union Wharf
       Boston, Massachusetts                                       02109
       (Address of principal                                     (Zip code)
        executive offices)



       Registrant's telephone number, including area code: (617) 367-2163

                                 Not Applicable
                  (former address if changed since last report)

Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated November 18, 1998 announcing Concentra Managed Care, Inc.'s Board of Directors naming Daniel J. Thomas President and Chief Executive Officer on a permanent basis.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated November 18, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CONCENTRA MANAGED CARE, INC.
                                  (Registrant)


                                  By:      /s/ Richard A. Parr II
                                           -----------------------------------
                                  Name:    Richard A. Parr II
                                  Title:   Executive Vice President, General
                                           Counsel & Secretary

Date:    November 18, 1998

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                                                  PAGE

99.1     Press Release of Registrant dated November 18, 1998